EXHIBIT NO. 10.4

INDEMNITY, SUBROGATION and CONTRIBUTION AGREEMENT dated as of April 29, 2009 (this “Agreement”), among SEAGATE TECHNOLOGY, an exempted limited liability company organized under the laws of the Cayman Islands (“Intermediate Holdings”), SEAGATE TECHNOLOGY HDD HOLDINGS, an exempted limited liability company organized under the laws of the Cayman Islands (the “Borrower”), each subsidiary of the Borrower listed on Schedule I hereto (each such subsidiary individually, a “Subsidiary” and, each such Subsidiary, the Borrower and Intermediate Holdings, individually, a “Guarantor” and, collectively, the “Guarantors”) and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

Reference is made to (a) the Second Amended and Restated Credit Agreement dated as of April 3, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Intermediate Holdings, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent, and (b) the U.S. Guarantee Agreement dated as of April 29, 2009 (as amended, supplemented or otherwise modified from time to time, the “U.S. Guarantee Agreement”), among the Guarantors (as defined therein) and the Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Lenders have agreed to make Loans to the Borrower, and the Issuing Banks have agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The Guarantors have guaranteed the Obligations pursuant to the U.S. Guarantee Agreement. Certain Guarantors have granted Liens on and security interests in certain of their assets to secure such guarantees pursuant to (a) the U.S. Pledge Agreement and (b) the U.S. Security Agreement, and certain other Guarantors have granted Liens on and security interests in certain of their assets to secure such guarantees pursuant to certain other Security Documents. The obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Borrower and the Guarantors of an agreement in the form hereof.

Accordingly, the Borrower, each Guarantor and the Administrative Agent agree as follows:

SECTION 1. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3), the Borrower agrees that (a) in the event a payment shall be made by any Guarantor under the U.S. Guarantee Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Secured Party, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 2. Contribution and Subrogation. Each Guarantor (a “Contributing Guarantor”) agrees (subject to Section 3) that, in the event a payment shall be made by any other Guarantor under the U.S. Guarantee Agreement or assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Secured Party and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the Borrower as provided in Section 1, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 12, the date of the Supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 2 shall be subrogated to the rights of such Claiming Guarantor under Section 1 to the extent of such payment.

Notwithstanding anything in this Agreement or any other Loan Document to the contrary, no CFC Subsidiary or Qualified CFC Holding Company shall be a Contributing Guarantor with respect to payments by or sales of assets of any Claiming Guarantor to satisfy any Obligations of a U.S. Loan Party.

SECTION 3. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of each of the Guarantors under Sections 1 and 2 and all other rights of each of the Guarantors in respect of indemnity, contribution or subrogation from any other Loan Party under applicable law or otherwise shall be fully subordinated to the prior payment in full in cash of all the Loan Document Obligations that are then due and payable whether at maturity, by acceleration or otherwise. No failure on the part of the Borrower or any other Guarantor to make the payments required by Sections 1 and 2 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

SECTION 4. Termination. This Agreement shall terminate when all the Loan Document Obligations have been paid in full in cash, the Commitments have expired or been terminated, the principal of and interest on each Loan and all fees payable under the Loan Documents shall have been paid in full, all Letters of Credit shall have expired or been terminated (or otherwise provided for in a manner satisfactory to the applicable Issuing Bank) and all LC Disbursements shall have been reimbursed. In the event that a Guarantor ceases to be a Subsidiary (as such term is used in the Credit Agreement) pursuant to a transaction permitted under the Loan Documents or, such Guarantor shall be released from its obligations under this Agreement without further action. Upon release of a Guarantor from its obligations under this Agreement pursuant to this Section 4, and at the sole expense of such Guarantor, the Administrative Agent shall execute and deliver to such Guarantor such documents as such Guarantor may reasonably

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request to evidence such termination or release. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligations is rescinded or must otherwise be restored by any Secured Party or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise.

SECTION 5. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 6. No Waiver; Amendment. (a) No failure on the part of the Administrative Agent or any Guarantor to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Administrative Agent or any Guarantor preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. None of the Administrative Agent and the Guarantors shall be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by such parties.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into among the Borrower, the Guarantors and the Administrative Agent, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

SECTION 7. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to each Guarantor shall be given to it as provided in the U.S. Guarantee Agreement, with a copy to the Borrower.

SECTION 8. Binding Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the parties that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. Neither the Borrower nor any Guarantor may assign or transfer any of its rights or obligations hereunder (and any such attempted assignment or transfer shall be void) without the consent required in accordance with Section 9.02 of the Credit Agreement.

SECTION 9. Survival of Agreement; Severability. (a) All covenants and agreements made by the Borrower and each Guarantor herein and in the certificates or other instruments prepared or delivered in connection with this Agreement or the other Loan Documents shall be considered to have been relied upon by the Administrative Agent, the other Secured Parties and each Guarantor and shall survive the execution and delivery of the Loan Documents and the making by the Lenders of the Loans and the issuance of the Letters of Credit by the Issuing Banks and regardless of any investigation made by the Secured Parties or on their behalf and notwithstanding that any Secured Party may have had notice or knowledge of any Default or incorrect representation or

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warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect until all the Loan Document Obligations have been paid in full in cash, the Commitments have expired or been terminated, the principal of and interest on each Loan and all fees payable under any Loan Document shall have been paid in full, all Letters of Credit shall have expired or been terminated (or otherwise provided for in a manner satisfactory to the applicable Issuing Bank) and all LC Disbursements shall have been reimbursed.

(b) In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 10. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract and shall become effective as provided in Section 8. This Agreement shall be effective with respect to any Guarantor when a counterpart bearing the signature of such Guarantor shall have been delivered to the Administrative Agent. Delivery of an executed signature page to this Agreement by facsimile or Adobe .pdf transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 11. Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

SECTION 12. Additional Guarantors. Pursuant to Section 5.12 of the Credit Agreement and the Collateral and Guarantee Requirement, each Subsidiary Loan Party that is formed or acquired after the Second Restatement Effective Date, and that is required to execute the U.S. Guarantee Agreement, is required to execute this Agreement. Upon execution and delivery, after the date hereof, by the Administrative Agent and such a Subsidiary Loan Party of an instrument in the form of Annex 1 hereto, such Subsidiary Loan Party shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor hereunder. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first appearing above.

SEAGATE TECHNOLOGY,

By:	/s/ Kenneth M. Massaroni
Name:	Kenneth M. Massaroni
Title:	Secretary, General Counsel and Senior Vice President

[Signature Page to the U.S. Indemnity, Subrogation and Contribution Agreement]

SEAGATE TECHNOLOGY HDD HOLDINGS

By:	/s/ Kenneth M. Massaroni
Name:	Kenneth M. Massaroni
Title:	Secretary, General Counsel and Senior Vice President

[Signature Page to the U.S. Indemnity, Subrogation and Contribution Agreement]

SEAGATE TECHNOLOGY (US) HOLDINGS, INC.,

By:	/s/ Kenneth M. Massaroni
Name:	Kenneth M. Massaroni
Title:	Secretary and General Counsel

[Signature Page to the U.S. Indemnity, Subrogation and Contribution Agreement]

MAXTOR CORPORATION,

By:	/s/ Kenneth M. Massaroni
Name:	Kenneth M. Massaroni
Title:	Corporate Secretary, General Counsel and Senior Vice President

[Signature Page to the U.S. Indemnity, Subrogation and Contribution Agreement]

I365 INC.,

By:	/s/ Kenneth M. Massaroni
Name:	Kenneth M. Massaroni
Title:	Assistant Secretary

[Signature Page to the U.S. Indemnity, Subrogation and Contribution Agreement]

SEAGATE TECHNOLOGY LLC,

By:	/s/ Kenneth M. Massaroni
Name:	Kenneth M. Massaroni
Title:	Secretary, General Counsel and Senior Vice President

[Signature Page to the U.S. Indemnity, Subrogation and Contribution Agreement]

MAXTOR GLOBAL LTD.,

By:	/s/ Kenneth M. Massaroni
Name:	Kenneth M. Massaroni
Title:	Vice President

[Signature Page to the U.S. Indemnity, Subrogation and Contribution Agreement]

SEAGATE TECHNOLOGY INTERNATIONAL,

By:	/s/ Kenneth M. Massaroni
Name:	Kenneth M. Massaroni
Title:	Secretary and General Counsel

[Signature Page to the U.S. Indemnity, Subrogation and Contribution Agreement]

SEAGATE INTERNATIONAL (JOHOR) SDN. BHD.,

By:	/s/ Stephen P. Sedler
Name:	Stephen P. Sedler
Title:	Assistant Secretary

[Signature Page to the U.S. Indemnity, Subrogation and Contribution Agreement]

SEAGATE TECHNOLOGY (THAILAND) LIMITED,

By:	/s/ Patrick J. O’Malley
Name:	Patrick J. O’Malley
Title:	Director

[Signature Page to the U.S. Indemnity, Subrogation and Contribution Agreement]

PENANG SEAGATE INDUSTRIES (M) SDN. BHD.,

By:	/s/ Patrick J. O’Malley
Name:	Patrick J. O’Malley
Title:	Director

[Signature Page to the U.S. Indemnity, Subrogation and Contribution Agreement]

SEAGATE TECHNOLOGY (IRELAND),

By:	/s/ Kenneth M. Massaroni
Name:	Kenneth M. Massaroni
Title:	Secretary

[Signature Page to the U.S. Indemnity, Subrogation and Contribution Agreement]

SEAGATE TECHNOLOGY MEDIA (IRELAND),

By:	/s/ Kenneth M. Massaroni
Name:	Kenneth M. Massaroni
Title:	Secretary

[Signature Page to the U.S. Indemnity, Subrogation and Contribution Agreement]

SEAGATE SINGAPORE INTERNATIONAL HEADQUARTERS PTE. LTD.,

By:	/s/ Patrick J. O’Malley
Name:	Patrick J. O’Malley
Title:	Director

[Signature Page to the U.S. Indemnity, Subrogation and Contribution Agreement]

JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

By:	/s/ Sharon Bazbaz
Name:	Sharon Bazbaz
Title:	Vice President

[Signature Page to the U.S. Indemnity, Subrogation and Contribution Agreement]

Schedule I to the

Indemnity, Subrogation and

Contribution Agreement

Guarantor	Address
Seagate Technology	920 Disc Drive Scotts Valley, CA 95067

Seagate Technology HDD Holdings	920 Disc Drive Scotts Valley, CA 95067

Seagate Technology (US) Holdings, Inc.	920 Disc Drive Scotts Valley, CA 95067

Maxtor Corporation	920 Disc Drive Scotts Valley, CA 95067

i365 Inc.	3101 Jay Street, Suite 110, Santa Clara, CA 95054

Seagate Technology LLC	920 Disc Drive Scotts Valley, CA 95067

Maxtor Global Ltd.	920 Disc Drive Scotts Valley, CA 95067

Seagate Technology International	920 Disc Drive Scotts Valley, CA 95067

Seagate International (Johor) Sdn. Bhd.	920 Disc Drive Scotts Valley, CA 95067

Seagate Technology (Thailand) Limited	920 Disc Drive Scotts Valley, CA 95067

Penang Seagate Industries (M) Sdn. Bhd.	920 Disc Drive Scotts Valley, CA 95067

Seagate Technology (Ireland)	920 Disc Drive Scotts Valley, CA 95067

Seagate Technology Media (Ireland)	920 Disc Drive Scotts Valley, CA 95067

Seagate Singapore International Headquarters Pte. Ltd.	920 Disc Drive Scotts Valley, CA 95067

Annex 1 to the

Indemnity, Subrogation and

Contribution Agreement

SUPPLEMENT NO. [    ] dated as of [        ] (this “Supplement”), to the Indemnity, Subrogation and Contribution Agreement dated as of April 29, 2009 (as the same may be amended, supplemented or otherwise modified from time to time, the “Indemnity, Subrogation and Contribution Agreement”), among SEAGATE TECHNOLOGY, an exempted limited liability company organized under the laws of the Cayman Islands (“Intermediate Holdings”), SEAGATE TECHNOLOGY HDD HOLDINGS, an exempted limited liability company organized under the laws of the Cayman Islands (the “Borrower”), each subsidiary of the Borrower from time to time party thereto (each such subsidiary individually, a “Subsidiary” and, each such Subsidiary, the Borrowers and Intermediate Holdings, individually, a “Guarantor” and, collectively, the “Guarantors”) and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

A. Reference is made to (a) the Credit Agreement dated as of April 3, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Intermediate Holdings, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent, and (b) the U.S. Guarantee Agreement dated as of April 29, 2009 (as amended, supplemented or otherwise modified from time to time, the “U.S. Guarantee Agreement”), among the Guarantors (as defined therein) and the Administrative Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indemnity, Subrogation and Contribution Agreement and the Credit Agreement.

C. The Borrower, Intermediate Holdings and the other Guarantors have entered into the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit. Pursuant to Section 5.12 of the Credit Agreement and the Collateral and Guarantee Requirement, each Subsidiary Loan Party that is formed or acquired after the Second Restatement Effective Date, and that is required to execute the U.S. Guarantee Agreement, is required to execute the Indemnity, Subrogation and Contribution Agreement. Section 12 of the Indemnity, Subrogation and Contribution Agreement provides that additional Subsidiaries may become Guarantors under the Indemnity, Subrogation and Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Guarantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Administrative Agent and the New Guarantor agree as follows:

SECTION 1. In accordance with Section 12 of the Indemnity, Subrogation and Contribution Agreement, the New Guarantor by its signature below becomes a Guarantor under the Indemnity, Subrogation and Contribution Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby agrees to all the terms and provisions of the Indemnity, Subrogation and Contribution Agreement applicable to it as a Guarantor thereunder. Each reference to a “Guarantor” in the Indemnity, Subrogation and Contribution Agreement shall be deemed to include the New Guarantor. The Indemnity, Subrogation and Contribution Agreement is hereby incorporated herein by reference.

SECTION 2. The New Guarantor represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Administrative Agent. Delivery of an executed signature page to this Supplement by facsimile or Adobe .pdf transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the Indemnity, Subrogation and Contribution Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Indemnity, Subrogation and Contribution Agreement shall not in any way be affected or impaired (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

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SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 7 of the Indemnity, Subrogation and Contribution Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature below, with a copy to the Borrower.

SECTION 8. The New Guarantor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent (but subject to Section 9.03(a) of the Credit Agreement).

[Signature Pages Follow]

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IN WITNESS WHEREOF, the New Guarantor and the Administrative Agent have duly executed this Supplement to the Indemnity, Subrogation and Contribution Agreement as of the day and year first above written.

[NAME OF NEW GUARANTOR],

by
Name:
Title:
Address:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,

by
Name:
Title:
Address: